NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated May 13, 2026
to the Prospectus dated March 2, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the information relating to Merrill Lynch in Appendix A of the Prospectus is deleted in its entirety and replaced with the following:
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
Waiver of Class A Sales Charges for Fund Shares Purchased through Merrill
Shareholders who are customers of Merrill purchasing or selling Fund shares through a Merrill platform or account will be eligible only for the following sales charge waivers, which may differ from those stated in this Prospectus or the SAI. Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Merrill clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
●     employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans;
●     shares purchased through a Merrill investment advisory program;
●     brokerage class shares (i.e., Class A) exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;
●     shares purchased through the Merrill Edge Self-Directed platform;
●     shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund in the same account;
●     shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);
●     Trustees of the Trust, and employees of the Adviser or any of its affiliates and
●     shares purchased from the proceeds of a mutual fund redemption in Class A shares of any Nationwide Fund, provided (1) the repurchase occurs within 90 calendar days from the redemption trade date, and (2) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation and Letters of Intent
●     Breakpoints as described in this Prospectus, where the sales load is at or below the maximum sales load permitted by Merrill, as described in the Merrill SLWD Supplement;
●     Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in their Merrill Household. Effective May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement; and
●     Letters of Intent (“Letter of Intent”) which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within the purchaser’s Merrill Household, as further described in the Merrill SLWD Supplement. On or about May 1, 2026, Merrill will no longer accept new Letters of Intent. For more details on the timing, please refer to the Merrill SLWD Supplement.
Waivers of Contingent Deferred Sales Charges
Shareholders redeeming Class A shares through a Merrill platform or account will be eligible for only the following CDSC waivers:
●     shares sold due to the client’s death or disability (as defined by Section 22e(3) of the Internal Revenue Code of 1986, as amended;
●     shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;
●     shares sold due to return of excess contributions from an IRA account;
●     shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable regulations pursuant to the Internal Revenue Code of 1986, as amended and
●     shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost shares class of the same mutual fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE